                                                                    Confidential


                               PROJECT SEQUOIA

                               Report to the Special Committee

                               July 18, 2001




                               LEHMAN BROTHERS

Table of Contents
--------------------------------------------------------------------------------

IV. Updated Valuation Analysis
    o Valuation Summary
    o Management's Business Plan
      -- Equity Research Analyst Price Targets
      -- Comparable Company Analysis
      -- Capitalization Rate Analysis
      -- Discounted Cash Flow Analysis
      -- Comparable Transactions Analysis
    o Strategic Alternatives
      -- Public-to-Public Mergers
    o Acquisition of SHU
    o Acquisition of SSS
    o Sale to PSA
    o Sale to SHU
      -- Sale to Cactus

--------------------------------------------------------------------------------
D. Appendices

Valuation Summary
--------------------------------------------------------------------------------

         Valuation Ranges Based on Different Scenarios and Methodologies

                                    [TABLE]

Valuation Summary
--------------------------------------------------------------------------------

Overview of Management's Assumptions for Modeling Scenarios(1)

                   Scenarios: FFO Per Share CAGRs (2001-2005)

                                    [TABLE]

------
(1) Management also provided scenarios which resulted in 7.5% and 5.0% FFO per share CAGRs from 2002 to 2005. The scenarios summarized above are believed to provide appropriate boundaries for valuation purposes.
(2) Average Annual Same-Store NOI growth for stabilized properties.
(3) Expense growth for acquisitions is the same as the Average Annual Property Expense growth rates in each of the three cases above.

Valuation Summary
--------------------------------------------------------------------------------

 Overview of Changes to Significant Modeling Assumptions for Valuation Analysis

                                    [TABLE]

                          Revised Modeling Assumptions

--------------------------------------------------------------------------------
                       June 25 Report Modeling Assumptions

                                     [TABLE]

o Unless otherwise indicated, all sources of information and valuation methodologies are as described in the Lehman Brothers Report to the Special Committee of June 25, 2001

o Since June 2001, Green Street has increased Cactus's NAV to $26.25 from $25.50 and SHU's NAV estimate to $32.50 from $32.00

o Since June 2001, 1-month LIBOR has decreased from 3.97% to 3.83% and the 7-year Treasury yield has decreased from 5.09% to 4.97%

------
(1) As of July 12, 2001 for revised modeling assumptions; June 13, 2001 for June 25 Report modeling assumptions.
(2) EBDADT and AEBDADT estimates for Cactus.

Management's Business Plan - Equity Research Analyst Price Targets
--------------------------------------------------------------------------------

Sequoia Value Range: o $33.00 to $36.50
Methodology:         o Value range derived using equity research analyst
                       12-month price targets

--------------------------------------------------------------------------------
                     Price Targets and Estimates for Sequoia

                                     [TABLE]

------
(1) AFFO per share estimates, NAV estimates and recommendations are based on the latest available published research reports as of July 12, 2001.
(2) Reported by First Call as of July 12, 2001.
(3) Morgan Stanley Equity Research reports "N/A" for current price target as of 4/27/01; its price target as of April 2001 was $32.00 per share.

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

             FFO and AFFO Multiples - Property Sector Comparison(1)

                                     [TABLE]

------
(1) Based on stock prices as of July 12, 2001 and FFO and AFFO estimates from Green Street Advisors as of July 12, 2001.
(2) 2001 FFO/AFFO multiple divided by estimated 2000-2001 FFO/AFFO per share growth rate, multiplied by 0.01.
(3) Simple average, excluding self-storage sector.
(4) Self-storage sector includes Sequoia, PSA, SHU and SSS.

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------


With Cactus


Sequoia                     10.0% Case           [TABLE]
Value Range                 ----------
Based on                  o $32.50 to $39.00
2002
Multiples:
                            4.4% Case            [TABLE]
                            ---------
                          o $30.00 to $36.00


                            -2.4% Case           [TABLE]
                            ----------
                          o $28.50 to $34.00


------
(1) Current trading multiples of PSA, SHU and SSS, based on stock prices as of July 12, 2001.

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

Without Cactus


Sequoia Value Range  o  10.0% Case  $35.00 to $42.00
Based on 2002        o  4.4% Case   $32.50 to $38.50
Multiples:           o  -2.4% Case  $30.50 to $36.50

Methodology:         o  Assumes Cactus has fully liquidated its ownership
                        position in Sequoia

                     o  Value range derived by applying Archstone's share price outperformance over its peers since Cactus's disposition
                        of its stake, to the value range derived assuming Cactus
                        remains a 43.5% owner of Sequoia's equity (page IV-6)
Significant
Assumptions:         o  Archstone's share price performance calculated from
                        February 23, 2001, when Cactus announced the sale of its stake in Archstone, through May 3, 2001, one day before Archstone's announcement of its acquisition of Charles E. Smith Residential

                        - 7.5% outperformance versus comparable multifamily
                          REITs

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

  Methodology:       o Value range derived based on a range of capitalization
                       rates from 9.50% to 10.50% applied to Sequoia's projected real estate NOI less recurring capital expenditures for the 12-month period ended March 31, 2002
                       ---------------------------------------------------------
  Sequoia
  Value Range:

  10.0% Case
  ----------
o $35.00 to $41.00     [TABLE]
                       ---------------------------------------------------------
  4.4% Case
  ---------
o $35.00 to $40.00     [TABLE]
                       ---------------------------------------------------------
  -2.4% Case
  ----------
o $34.50 to $39.50     [TABLE]
                       ---------------------------------------------------------

------
(1) Based on Sequoia's projected 2002 NOI less cost-to-manage from stabilized properties, and $0.25 per square foot of recurring capital expenditures estimated by management.
(2) Based on Sequoia's projected 2002 income from management fees and tenant insurance premiums (management projections), less cost-to-manage of $20,000 per managed/franchised and JV property, valued at a 5x multiple. Excludes joint venture fees from acquisition, development and general contractor services ($165,000 for 1Q2001) which are deemed by management to be non-recurring.
(3) Refer to the following page for details on Other Assets.
(4) Per company's 10-Q; excludes $37 million in deferred gain from contribution of self-storage facilities.
(5) Includes share of debt in Fidelity JV and single-property JVs.

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

                   Capitalization Rate Analysis - Other Assets

                                    [TABLE]

------
(1) Recently acquired and expanded properties in lease-up are accounted for at 100% of cost. Development projects in lease-up and construction in progress are accounted for at 105% of cost.
(2) Based on Company's share of book equity in the Acquisition JV, and its share of equity in the Development JV - valued assuming a 5% premium to the undepreciated asset cost.
(3) Assumes a valuation of $165 million for the Fidelity properties (management's estimate).
(4) Market valuation of Franchise Corp. performed when Company purchased minority interest in January 2001.
(5) Other assets from Company's balance sheet, plus $7mm in corporate PP&E (valued at 25% of undepreciated book value as reported in Sequoia's
    March 31, 2001 10-Q); excludes deferred financing costs.

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

                  Management's NAV Calculation as of 3/31/2001

                                    [TABLE]


------
(1) Based on $170 million of adjusted NOI from mature owned properties, after $4 million ($0.17 per square foot) in recurring capital expenditures.
(2) $0.9 million of management fees, valued at a 5x multiple.
(3) Development projects in lease-up and construction in progress are accounted for at 115% of cost.
(4) Valuation of GECC JV equity provided by management.
(5) Other assets from Company's balance sheet, plus corporate PP&E (valued at 100% of undepreciated book value).
(6) Based on 30.65 million shares and units.

Management's Business Plan - Capitalization Rate Analysis
--------------------------------------------------------------------------------

   Reconciliation of NAV Calculated by Sequoia Management and Lehman Brothers

                                    [TABLE]

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Unlevered Discounted Cash Flow Analysis

Methodology:          o Valuation as an independent public company, based on
                        Sequoia's projections from July 1, 2001 through December 31, 2005

                      o Value range derived by subtracting Sequoia's debt, other liabilities and preferred stock from the range of total
                        enterprise values calculated using the discounted cash
                        flow analysis described on page D-5
                      ----------------------------------- ----------------------
Sequoia Value Range     10.0% Case
and Sensitivity         ----------
Analysis:             o $36.00 to $41.00                  [TABLE]
                      ----------------------------------- ----------------------

                        4.4% Case
                        ---------
                      o $29.50 to $34.00                  [TABLE]
                      ----------------------------------- ----------------------

                        -2.4% Case
                        ----------
                      o $22.00 to $26.00                  [TABLE]
                      ----------------------------------- ----------------------

------

(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount Model

Methodology:           o Valuation as an independent public company, based on
                         Sequoia's projections from July 1, 2001 through December 31, 2005

                       o Value range derived by discounting the projected
                         dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO

                       o Equity discount rates range from 13% to 15%

                       --------------------------------- -----------------------
Sequoia Value Range      10.0% Case
and Sensitivity          ----------
Analysis:              o $38.00 to $41.00                [TABLE]
                       --------------------------------- -----------------------

                         4.4% Case
                         ---------
                       o $32.00 to $34.50                [TABLE]
                       --------------------------------- -----------------------

                         -2.4% Case
                         ----------
                       o $25.50 to $27.00                [TABLE]
                       --------------------------------- -----------------------

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount Model

Methodology:           o Valuation as an independent public company, based on
                         projections from July 1, 2001 through December 31, 2010
                       ----------------------------------- ---------------------
Sequoia Value Range      10.0% Case
and Sensitivity          ----------
Analysis:              o $41.00 to $47.00                  [TABLE]
                         --------------------------------- ---------------------

                         4.4% Case
                         ---------
                       o $30.00 to $34.00                  [TABLE]
                         --------------------------------- ---------------------

                         -2.4% Case
                         ----------
                       o $19.50 to $21.50                  [TABLE]
                         --------------------------------- ---------------------

Management's Business Plan - Comparable Transactions Analysis
--------------------------------------------------------------------------------

Sequoia Value Range:   o $38.50 to $41.50

Methodology:           o Value range derived using various metrics for
                         comparable REIT transactions over the past three years
                         - Percentage premiums offered over the closing price
                           the day before, and 20 trading days before, announcement of the transaction, applied to Sequoia's current stock price(1)
                         - Offer price as a multiple of last four quarters
                           actual FFO per share, applied to the sum of Sequoia's actual FFO per share from 2Q00 to 1Q01

                         -------------------------------------------------------
Valuation Summary:                                         [TABLE]

------
(1)Sequoia stock price as of July 12, 2001.

Strategic Alternatives - Acquisition of Shurgard
--------------------------------------------------------------------------------


                       ---------------------------------------------------------
Sequoia                  10.0% Case(1)
Value Range:             ----------
                       o $34.00 to $35.50  AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)


                                           NAV
                                           Accretion/      [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
                         4.4% Case(1)
                         ---------
                       o $32.50 to $34.00
                                           AFFO
                                           Accretion/       [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/       [TABLE]
                                           (Dilution)

                       ---------------------------------------------------------

------
(1) AFFO accretion based on assumed synergies of $8 million annually.

Strategic Alternatives - Acquisition of Shurgard
--------------------------------------------------------------------------------

                       ---------------------------------------------------------
Sequoia                  -2.4% Case(1)
Value Range              ----------
(Continued):           o $31.50 to $33.00
                                           AFFO
                                           Accretion/       [TABLE
                                           (Dilution)

                                           NAV
                                           Accretion/       [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------


------
(1) AFFO accretion based on assumed synergies of $8 million annually.

Strategic Alternatives - Acquisition of Sovran
--------------------------------------------------------------------------------


                       ---------------------------------------------------------
Sequoia                  10.0% Case(1)
Value Range:             ----------
                       o $36.50 to $38.00
                                           AFFO
                                           Accretion/       [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/       [TABLE]
                                           (Dilution)

                       ---------------------------------------------------------
                         4.4% Case(1)
                         ---------
                       o $34.50 to $36.00
                                           AFFO
                                           Accretion/       [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/       [TABLE]
                                           (Dilution)

                       ---------------------------------------------------------

------
(1) AFFO accretion based on $6 million of assumed synergies, equal to 80% of Sovran's G&A expenses and 2.0% of Sovran's property operating expenses.

Strategic Alternatives - Acquisition of Sovran
--------------------------------------------------------------------------------


                       ---------------------------------------------------------
Sequoia                  -2.4% Case(1)
Value Range              ----------
(Continued):           o $32.50 to $34.00
                                           AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion       [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------

------
(1) AFFO accretion based on $6 million of assumed synergies, equal to 80% of Sovran's G&A expenses and 2.0% of Sovran's property operating expenses.

Strategic Alternatives - Sale to Public Storage
--------------------------------------------------------------------------------


                       ---------------------------------------------------------
Sequoia                  10.0% Case(1)
Value Range:             ----------
                       o $40.00 to $44.00
                                           AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/      [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
                         4.4% Case(1)
                         ---------
                       o $37.50 to $41.50
                                           AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/      [TABLE]
                                           (Dilution)

                       ---------------------------------------------------------

------
(1) AFFO accretion based on $16 million of assumed synergies, equal to 80% of Sequoia's G&A expenses and 2.0% of Sequoia's property operating expenses.

Strategic Alternatives - Sale to Public Storage
--------------------------------------------------------------------------------


                       ---------------------------------------------------------
Sequoia                  -2.4% Case(1)
Value Range              ----------
(Continued):           o $35.50 to $39.50
                                           AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/      [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------

G&A                    Change in
Savings:               Value Per Share                     [TABLE]
                       to Sequoia
                       from G&A Savings

                       ---------------------------------------------------------

------
(1) AFFO accretion based on $16 million of assumed synergies, equal to 80% of Sequoia's G&A expenses and 2.0% of Sequoia's property operating expenses.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

Strategic Alternatives - Sale to Shurgard
--------------------------------------------------------------------------------


                       ---------------------------------------------------------
Sequoia                  10.0% Case(1)
Value Range:             ----------
                       o $36.00 to $38.00
                                           AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/      [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
                          4.4% Case(1)
                          ---------
                       o  $36.00 to $38.00
                                           AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/      [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
------
(1) AFFO accretion based on assumed synergies of $8 million annually.

Strategic Alternatives - Sale to Shurgard
--------------------------------------------------------------------------------

                       ---------------------------------------------------------
Sequoia                  -2.4% Case(1)
Value Range              ----------
(Continued):           o $34.00 to $36.00
                                           AFFO
                                           Accretion/      [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/      [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
G&A Savings:           Change in
                       Value Per Share                     [TABLE]
                       to Sequoia
                       from G&A Savings
                       ---------------------------------------------------------

------
(1) AFFO accretion based on assumed synergies of $8 million annually.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------

Scenario I:  Stock and Cash Transaction

                       ---------------------------------------------------------
Sequoia                  10.0% Case(1)
Value Range:             ----------
                       o $36.50 to $40.50  AEBDADT
                                           Accretion/          [TABLE]
                                           (Dilution)


                                           NAV
                                           Accretion/          [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
                         4.4% Case(1)
                         ---------

                       o $34.00 to $38.00  AEBDADT
                                           Accretion/          [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/          [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------


------
(1) AEBDADT accretion based on assumed synergies of $2 million annually.

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------

Scenario I:  Stock and Cash Transaction (Continued)

                       ---------------------------------------------------------
Sequoia                  -2.4% Case(1)
Value Range:             ----------
                       o $32.00 to $36.00  AEBDADT
                                           Accretion/          [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/          [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------

G&A Savings:           Change in
                       Value Per Share                         [TABLE]
                       to Sequoia
                       from G&A Savings
                       ---------------------------------------------------------

------
(1) AEBDADT accretion based on assumed synergies of $2 million annually.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------

Scenario II:  Cactus Purchases Sequoia for Cash Using Proceeds
              from Sale of Archstone Position(1)

                       ---------------------------------------------------------
Sequoia                  10.0% Case(2)
Value Range:             ----------
                       o $36.50 to $40.50  AEBDADT
                                           Accretion/          [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/          [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
                         4.4% Case(2)
                         ------------
                       o $32.00 to $36.00  AEBDADT
                                           Accretion/          [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/          [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------

------
(1) Sale of Archstone position is used as a hypothetical proxy for the disposition by Cactus of another of its public portfolio companies to finance the Sequoia acquisition.
(2) AEBDADT accretion based on assumed synergies of $2 million annually.

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------


Scenario II:  Cactus Purchases Sequoia for Cash Using Proceeds from Sale of
              Archstone Position (Continued)

                       ---------------------------------------------------------
Sequoia                  -2.4% Case(1)
Value Range:             ----------
                       o $28.00 to $32.00  AEBDADT
                                           Accretion/          [TABLE]
                                           (Dilution)

                                           NAV
                                           Accretion/          [TABLE]
                                           (Dilution)
                       ---------------------------------------------------------
G&A Savings:           Change in
                       Value Per Share                         [TABLE]
                       to Sequoia
                       from G&A Savings
                       ---------------------------------------------------------
------
(1) AEBDADT accretion based on assumed synergies of $2 million annually.
(2) Table shows the incremental value per share to Sequoia for G&A savings which vary from the base case assumption described in the preceding footnote.

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Dollar Cost Averaging Analysis

Sequoia Value Range: o $32.00 to $46.50

Methodology:         o Value range derived based on the maximum purchase price
                       per Sequoia share that Cactus can pay so that its overall cost basis does not exceed Sequoia's NAV per share

                       - Based on a weighted average cost of $33.39 per Sequoia
                         share currently owned by Cactus

                       - Sequoia NAV per share range of $33.00 to $41.44(1)
--------------------------------------------------------------------------------
                       Purchase Price Per Share for Cactus
                  Overall Basis to Equal Sequoia NAV Per Share

                                    [TABLE]


------
(1) Refer to page IV-4 for a range of NAV per share estimates for Sequoia from equity research analysts.
(2) Based on Scenario I (stock and cash transaction), assuming $2 million of synergies.

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

With Cactus (10.0% Case)

Sequoia Value Range: o $32.50 to $39.00

Methodology:         o Assumes Cactus remains a 43.5% owner of Sequoia's equity
                     o Value range derived by applying range of current AFFO and
                       FFO multiples for self-storage REITs to Sequoia's AFFO and FFO estimates
                       - Multiples for other self-storage REITs calculated using
                         2002 AFFO and FFO per share estimates by Green Street Advisors(1) and current share prices(2)
                       - Multiples at current leverage levels and adjusted to
                         equalize leverage across companies(3)
--------------------------------------------------------------------------------
                           Comparable Company Analysis

                                    [TABLE]

------
(1) Source: Green Street Advisors, July 1, 2001.
(2) Share prices as of July 12, 2001.
(3) Minimum and maximum multiples exclude Sequoia's trading multiple.
(4) For Equalized Leverage analyses, each company's leverage for the purpose of this analysis is increased to equal the current leverage of Sequoia and each company's AFFO and FFO estimates are adjusted assuming the issuance of debt at 7.75% and the use of proceeds to buy back common shares at the current market price. Leverage includes long-term debt plus perpetual preferred equity, minus cash on hand, but excludes each company's share of JV debt and convertible preferred stock.

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------

With Cactus (4.4% Case)

Sequoia Value Range: o $30.00 to $36.00

Methodology:         o Assumes Cactus remains a 43.5% owner of Sequoia's equity
                     o Value range derived by applying range of current AFFO and
                       FFO multiples for self-storage REITs to Sequoia's AFFO and FFO estimates
                       - Multiples for other self-storage REITs calculated using
                         2002 AFFO and FFO per share estimates by Green Street Advisors(1) and current share prices(2)
                       - Multiples at current leverage levels and adjusted to
                         equalize leverage across companies(3)
--------------------------------------------------------------------------------
                           Comparable Company Analysis

                                     [TABLE]

------
(1) Source: Green Street Advisors, July 1, 2001.
(2) Share prices as of July 12, 2001.
(3) Minimum and maximum multiples exclude Sequoia's trading multiple.
(4) For Equalized Leverage analyses, each company's leverage for the purpose of this analysis is increased to equal the current leverage of Sequoia and each company's AFFO and FFO estimates are adjusted assuming the issuance of debt at 7.75% and the use of proceeds to buy back common shares at the current market price. Leverage includes long-term debt plus perpetual preferred equity, minus cash on hand, but excludes each company's share of JV debt and convertible preferred stock.

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------
With Cactus (-2.4% Case)

Sequoia Value Range: o $28.50 to $34.00

Methodology:         o Assumes Cactus remains a 43.5% owner of Sequoia's equity
                     o Value range derived by applying range of current AFFO and
                       FFO multiples for self-storage REITs to Sequoia's AFFO and FFO estimates
                       - Multiples for other self-storage REITs calculated using
                         2002 AFFO and FFO per share estimates by Green Street Advisors(1) and current share prices(2)
                       - Multiples at current leverage levels and adjusted to
                         equalize leverage across companies(3)
--------------------------------------------------------------------------------
                           Comparable Company Analysis

                                     [TABLE]

------
(1) Source: Green Street Advisors, July 1, 2001.
(2) Share prices as of July 12, 2001.
(3) Minimum and maximum multiples exclude Sequoia's trading multiple.
(4) For Equalized Leverage analyses, each company's leverage for the purpose of this analysis is increased to equal the current leverage of Sequoia and each company's AFFO and FFO estimates are adjusted assuming the issuance of debt at 7.75% and the use of proceeds to buy back common shares at the current market price. Leverage includes long-term debt plus perpetual preferred equity, minus cash on hand, but excludes each company's share of JV debt and convertible preferred stock.

Management's Business Plan - Comparable Company Analysis
--------------------------------------------------------------------------------
Without Cactus
--------------------------------------------------------------------------------
Comparative Price Performance of Archstone's Stock After Cactus's Disposition(1)
--------------------------------------------------------------------------------

                       [GRAPH]                [GRAPH]

------
(1) Analysis from 2/23/01, when Cactus announced the sale of its stake in ASN, through 5/3/01, one day before ASN's announcement of its acquisition of Charles E. Smith Residential.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis

Significant          o Unlevered free cash flow calculated as:
Assumptions:             EBITDA
                       - Capital expenditures
                       - Investments in acquisitions, development and JVs
                       + Proceeds from asset dispositions
                       + Franchisee loan repayments
                     o Unlevered discount rates range from 10.5% to 12.5%
                     o Terminal enterprise value in 2005 equals terminal equity value plus outstanding indebtedness plus outstanding preferred stock
                       - Terminal equity value calculated using FFO multiples
                         applied to projected FFO

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis (10.0% Case)

Sequoia Value Range: o $36.00 to $41.00


                                    [TABLE]


------
(1) Based on projections for the 10.0% FFO CAGR case supplied by Sequoia management.
(2) Includes $23.8mm for purchase of properties relating to a capital lease obligation, in 3Q2003.
(3) Discounted to 7/1/2001.
(4) Includes Sequoia's line of credit, unsecured notes and mortgage debt. Also includes capital leases and other liabilities and is net of cash on hand.
(5) Diluted FFO per share from Company's projections for the 10.0% FFO CAGR case.
(6) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis (4.4% Case)

Sequoia Value Range: o $29.50 to $34.00

                                     [TABLE]

------
(1) Based on projections for the 4.4% FFO CAGR case supplied by Sequoia management.
(2) Includes $23.8mm for purchase of properties relating to a capital lease obligation, in 3Q2003.
(3) Discounted to 7/1/2001.
(4) Includes Sequoia's line of credit, unsecured notes and mortgage debt.
    Also includes capital leases and other liabilities and is net of cash on hand.
(5) Diluted FFO per share from Company's projections for the 4.4% FFO CAGR case.
(6) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Unlevered Discounted Cash Flow Analysis (-2.4% Case)

Sequoia Value Range: o $22.00 to $26.00


                                    [TABLE]


------
(1) Based on projections for the -2.4% FFO CAGR case supplied by Sequoia management.
(2) Includes $23.8mm for purchase of properties relating to a capital lease obligation, in 3Q2003.
(3) Discounted to 7/1/2001.
(4) Includes Sequoia's line of credit, unsecured notes and mortgage debt. Also includes capital leases and other liabilities and is net of cash on hand.
(5) Diluted FFO per share from Company's projections for the -2.4% FFO CAGR case.
(6) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount
Model (10.0% Case)

Sequoia Value Range: o $38.00 to $41.00

Methodology:         o Valuation as an independent public company, based on
                       Sequoia's projections from July 1, 2001 through
                       December 31, 2005
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO
                     o Equity discount rates range from 13% to 15%

                                    [TABLE]

------
(1) Based on projections for the 10.0% FFO CAGR case supplied by management.
(2) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(3) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount
Model (4.4% Case)

Sequoia Value Range: o $32.00 to $34.00

Methodology:         o Valuation as an independent public company, based on
                       Sequoia's projections from July 1, 2001 through
                       December 31, 2005
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO
                     o Equity discount rates range from 13% to 15%

                                    [TABLE]

------
(1) Based on projections for the 4.4% FFO CAGR case supplied by management.
(2) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(3) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 5-Year Dividend Discount
Model (-2.4% Case)

Sequoia Value Range: o $25.50 to $27.00

Methodology:         o Valuation as an independent public company, based on
                       Sequoia's projections from July 1, 2001 through
                       December 31, 2005
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2005 calculated using FFO multiples applied to projected FFO
                     o Equity discount rates range from 13% to 15%

                                    [TABLE]

------
(1) Based on projections for the -2.4% FFO CAGR case supplied by management.
(2) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(3) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount
Model (10.0% Case)

Sequoia Value Range: o $41.00 to $47.00

Methodology:         o Valuation as an independent public company, based on
                       projections from July 1, 2001 through December 31, 2010
                       - Detailed projections through 2005 provided by
                         Sequoia management
                       - Projections from 2006 to 2010 based on guidance from
                         Sequoia management using the following general assumptions
                         o FFO per share grows 9.5% per year from internal
                           sources, without the need for public equity issuance
                         o Dividends per share grow 9.5% per year, tracking the
                           growth in FFO per share
                     o Value range derived by discounting the projected
                       dividend stream plus a terminal equity value in 2010 calculated using FFO multiples applied to projected FFO

                                    [TABLE]

------
(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(2) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount
Model (4.4% Case)

Sequoia Value Range: o $30.00 to $34.00

Methodology:         o Valuation as an independent public company, based on
                       projections from July 1, 2001 through December 31, 2010
                       - Detailed projections through 2005 provided by
                         Sequoia management
                       - Projections from 2006 to 2010 based on the following
                         general assumptions
                         o FFO per share grows 4.4% per year
                         o Dividends per share grow 4.4% per year, tracking the
                           growth in FFO per share
                     o Value range derived by discounting the projected dividend stream plus a terminal equity value in 2010 calculated using FFO multiples applied to projected FFO


                                    [TABLE]


------
(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(2) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

Management's Business Plan - Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Levered Discounted Cash Flow Analysis - 10-Year Dividend Discount
Model (-2.4% Case)

Sequoia Value Range: o $19.50 to $21.50

Methodology:         o Valuation as an independent public company, based on
                       projections from July 1, 2001 through December 31, 2010
                       - Detailed projections through 2005 provided by Sequoia
                         management
                       - Projections from 2006 to 2010 based on the following
                         general assumptions
                         o FFO per share grows -2.4% per year
                         o Dividends per share grow -2.4% per year, tracking the
                           growth in FFO per share
                     o Value range derived by discounting the projected
                       dividend stream plus a terminal equity value in 2010 calculated using FFO multiples applied to projected FFO


                                    [TABLE]

------
(1) Refer to page D-1 for a range of current FFO multiples for Sequoia's comparable companies.
(2) Quarterly dividends paid and terminal equity value are discounted to 7/1/2001.

Management's Business Plan - Comparable Transactions Analysis
--------------------------------------------------------------------------------

                       Comparable Transactions Analysis(1)

                                    [TABLE]

------
(1) Includes closed and pending transactions for the past three years. Excludes non-comparable transactions, including those in the mortgage, lodging, gaming, healthcare, extended stay, and prison sectors. Excludes minority or partial tender offers and mergers of equals.
(2) For Premium Over Previous Close, "N/A" denotes transactions excluded due to abnormally high trading volume and accompanying price increases prior to the merger's announcement.
(3) Multiple to Forward Year FFO divides the offer price per share by the forward full-year FFO estimate provided by various investment banks in research reports issued before the transaction's announcement. For transactions announced after July of the respective year, the subsequent year's FFO estimate is used. "N/A" denotes transactions excluded due to unavailability of FFO estimates prior to transaction's announcement.
(4) Multiple to Last 4Q's FFO divides the offer price per share by actual FFO per share for the four quarters prior to the merger announcement.

    Sources: Thomson Financial, Bloomberg, equity research reports, and various national publications.

Strategic Alternatives - Public-to-Public Mergers
--------------------------------------------------------------------------------
Significant Modeling Assumptions for Public-to-Public Mergers

--------------------------------------------------------------------------------
                              Modeling Assumptions

                                     [TABLE]

--------------------------------------------------------------------------------
o FFO and AFFO estimates per Green Street Advisors for PSA, SHU and SSS; management's estimates used for Sequoia
  -- Green Street FFO estimates for Sequoia $0.02 and $0.04 higher for 2001 and
     2002, respectively, than Street consensus estimates
  -- Green Street FFO estimates for Sequoia $0.03 higher for both 2001 and 2002 than Sequoia management projections provided to Lehman Brothers
     (10.0% Case)
o NAV estimates per Green Street Advisors
  -- Green Street estimate of Sequoia NAV is $36.50, $0.47 higher than Street consensus estimates, but well below Sequoia management's estimate of $41.44
o 2002 pro forma FFO and AFFO accretion/dilution numbers assume the transactions close on January 1, 2002

------
(1) As of July 12, 2001.
(2) EBDADT and AEBDADT estimates for Cactus.

Strategic Alternatives - Public-to-Public Mergers
--------------------------------------------------------------------------------
Significant Modeling Assumptions for Public-to-Public Mergers (continued)

o Pro forma NAV calculated below(1):
    Target NAV
  + Acquiror NAV
  - Cash portion of acquisition price financed through additional debt
  - Cash portion of transaction expenses financed through additional debt
o Exchange ratios are calculated using the acquiror's trailing 20-day average stock price and a range of acquisition prices for the target
o The target's deferred financing costs are written off
o The target's in the money options are exercised
o Other modeling assumptions vary depending on the proposed transaction and are described in the appropriate sections herein


------
(1) NAV per share calculated using pro forma shares and units (including equity issued for target options).

Strategic Alternatives - Acquisition of Shurgard
--------------------------------------------------------------------------------
Methodology:         o Value range derived by applying Sequoia's current 2002
                       AFFO multiple of 9.2x to the range of pro forma 2002
                       AFFO per share

Rationale:           o Significantly increases Sequoia's total market
                       capitalization to $3.7 billion from $2.0 billion
                     o Combined company would have highest quality assets in
                       REIT sector
                     o Should have significant effect in reducing cost of
                       capital, both debt and equity
                     o Likely favorable rating agency treatment due to SHU's
                       BBB/Baa2 ratings
                     o Improves trading liquidity
                     o Potential to dilute Cactus's ownership position

Considerations:      o Balance sheet limitations constrain the amount of cash
                       Sequoia can offer
                     o Dilutive to AFFO
                     o Dilutive to NAV
                       - 85% of consideration in Sequoia stock, issued at a 1.7%
                         discount to NAV
                     o Increased balance sheet and earnings complexity due to
                       SHU's development JVs

Structure:           o Acquire 100% of SHU's common stock for 85% stock,
                       15% cash
                       - Cash helps mitigate Sequoia NAV dilution; amount of
                         cash limited by balance sheet considerations
                     o Pro forma leverage(1) decreases, though increases when
                       preferreds are included
                       - Debt to total market capitalization decreases to
                         40.3% from 42.8%
                       - Debt plus preferred to total market capitalization
                         increases to 47.1% from 46.0%


------
(1) For the purpose of calculating leverage, Sequoia's stock price is assumed to remain constant.

Strategic Alternatives - Acquisition of Sovran
--------------------------------------------------------------------------------
Methodology:         o Value range derived by applying Sequoia's current 2002
                       AFFO multiple of 9.2x to the range of pro forma 2002
                       AFFO per share

Rationale:           o Potential for significant accretion to FFO and AFFO in
                       2001 and 2002
                     o Increases Sequoia's total market capitalization to
                       $2.7 billion from $2.0 billion
                     o Potential to dilute Cactus's ownership position

Considerations:      o Inconsistent quality of SSS's assets
                     o Ability to integrate Uncle Bob's brand into Sequoia's
                       brand strategy
                     o Potential negative impact on AFFO and FFO growth rates
                     o Potential reduction in same-store NOI growth if SSS's
                       historically slower NOI growth rates persist
                     o Balance sheet limitations constrain the amount of cash
                       Sequoia can offer
                     o Dilutive to Sequoia's NAV

Structure:           o Acquire 100% of SSS's common stock (including OP units)
                       for 85% stock, 15% cash
                     o Pro forma leverage increases slightly
                       - Debt to total market capitalization increases to 44.4%
                         from 42.8%
                       - Debt plus preferred to total market capitalization
                         increases to 48.0% from 46.0%

Strategic Alternatives - Sale to Public Storage
--------------------------------------------------------------------------------
Methodology:         o Upper limit of price range based on the assumption that
                       the transaction must be at least minimally accretive to PSA's AFFO

Rationale:           o PSA consolidates its position as sector leader and
                       improves the quality of its portfolio
                     o PSA becomes the 9th largest REIT, up from its current
                       ranking of 14th
                     o Significantly increases PSA's market presence in several major markets including New York City, Washington D.C., Los Angeles, Philadelphia and Miami
                     o Accretive to 2002 FFO and AFFO

Considerations:      o Nature of Strategic Alliance Agreement may impact price
                       PSA is willing to pay
                     o Increased leverage levels inconsistent with PSA's
                       historical balance sheet management

Structure:           o 100% stock transaction
                     o PSA may be able to complete an all cash transaction and
                       stay within its leverage policies

Strategic Alternatives - Sale to Shurgard
--------------------------------------------------------------------------------


Methodology:         o Assumes the transaction must be accretive to SHU's AFFO
                     o Although the transaction would be AFFO accretive to SHU
                       at acquisition prices above $38.00, the NAV dilution may become too great above this price to justify the transaction

Rationale:           o Significantly increases SHU's total market capitalization to $3.6 billion from $1.5 billion
                     o Combined company would have highest quality assets in
                       REIT sector
                     o Should have significant effect in reducing cost of
                       capital, both debt and equity
                     o Likely favorable rating agency treatment due to SHU's
                       BBB/Baa2 ratings
                     o Improves trading liquidity
                     o Accretive to 2002 FFO and AFFO

Considerations:      o Nature of Strategic Alliance Agreement may impact price
                       SHU is willing to pay
                     o Balance sheet limitations constrain the amount of cash
                       SHU can offer
                     o Highly dilutive to SHU's NAV
                       - 85% of consideration in SHU stock, issued at a 9.2%
                         discount to NAV

Structure:           o Acquire 100% of Sequoia's common stock (including OP
                       units) for 85% stock, 15% cash
                       - Cash helps mitigate SHU NAV dilution; amount of cash
                         limited by balance sheet considerations
                     o Pro forma leverage increases
                       - Debt to total market capitalization increases to 41.8%
                         from 29.3%
                       - Debt plus preferred to total market capitalization
                         increases to 48.8% from 41.6%

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Methodology:         o Value range derived by assuming the transaction can be
                       minimally dilutive to Cactus due to the strategic importance of the transaction to Cactus
                       - Pro forma Cactus accretion uses two hypothetical
                         financing scenarios
                         o Scenario I: 50% debt and 50% Cactus equity issuance
                         o Scenario II: Proceeds from sale of Archstone position
                           used to purchase Sequoia common stock (including OP units)not owned by Cactus
                     o Value range considers Cactus's cost basis to date in
                       Sequoia and Cactus's pro forma cost basis relative to Sequoia NAV

Rationale:           o Cactus completes a major transaction consistent with its stated strategy
                     o Concerns over AEBDADT and NAV dilution may be mitigated
                       by the strategic importance to Cactus of the transaction

Considerations:      o Significant AEBDADT and NAV dilution - stock buybacks may be a better use of Cactus capital

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Scenario I           o Acquire 100% of Sequoia common stock (including OP units)
(50% cash and          not owned by Cactus for 50% stock, 50% cash
50% stock)           o Assumes Sequoia's borrowing costs remain constant after
                       being acquired by Cactus, with continued access to the unsecured debt and preferred stock markets
                     o Pro forma Cactus debt to total market capitalization(1)
                       increases to 39.8% from 31.5%

Scenario II          o Acquire 100% of Sequoia common stock (including OP units)
(Sale of Archstone     not owned by Cactus using proceeds from the sale of its
position)              Archstone position
                     o Assumes Sequoia's borrowing costs remain constant after
                       being acquired by Cactus, with continued access to the unsecured debt and preferred stock markets
                     o Pro forma Cactus debt to total market capitalization
                       increases to 39.4% from 31.5%


------

(1) NAV dilution to Cactus represents the dilution from acquiring the remaining stake in Sequoia and not the dilution from selling its stake in Archstone.

Strategic Alternatives - Sale to Cactus
--------------------------------------------------------------------------------
Significant Modeling Assumptions

General              o Synergies of $2 million per year
Assumptions:         o No prepayment penalties or assumption costs on Sequoia's debt or preferred equity
                     o $30 million in transaction fees and expenses incurred
                       during the acquisition of remaining Sequoia shares and units

Scenario I           o Interest rate of 7.77% on new debt incurred through the
(50% cash and          acquisition (280 bps spread over the 7-year Treasury
50% stock)             rate)


Scenario II          o $700 million net proceeds from sale of Archstone common
(Sale of Archstone     stock owned by Cactus
 position)             - 31.7 million shares sold at a price of $22.08 per
                         share, net of $30.3 million of transaction fees and expenses(1)(2)
                       - Transaction closed in February 2001
                     o At the time of the sale, Archstone's 2002 AFFO yield to
                       Cactus was 10.3% (2002 AFFO divided by Cactus's net sale price of $22.08 per share)

------
(1) Transaction information was obtained from Archstone's Form 8-K dated
    2/16/01.
(2) Cactus's Form 10-Q dated 3/31/01 reports that the Company paid $57.3 million of income taxes related to the sale of its Archstone position. Because the tax implications of all of Cactus's restructuring initiatives, taken as a whole, are not known, this expense is excluded from the analysis.